                                                                    Exhibit 10.2

RBC CENTURA                                                     UNCONDITIONAL
                                                             GUARANTY AGREEMENT
                                                                (Single Loan)

THIS SINGLE LOAN GUARANTY AGREEMENT ("Guaranty  Agreement"),  entered into as of
the  September  30,  2005,  by  LYNCH   CORPORATION,   an  Indiana   corporation
("Guarantor",  whether  one or more)  with a mailing  address  of 140  Greenwich
Avenue, 4th Floor,  Greenwich,  Connecticut 06830, to RBC CENTURA BANK ("Bank"),
with a mailing  address of 134 N. Church  Street,  Rocky Mount,  North  Carolina
27804

A. M-TRON INDUSTRIES, INC., a Delaware corporation and PIEZO TECHNOLOGY, INC., a
Florida corporation  ("Customer",  whether one or more) desires to obtain a loan or other extension of credit from Bank.

B. Bank is willing to make the loan or otherwise extend credit to Customer,  but has conditioned the making of the loan or other extension of credit on Guarantor executing and delivering to Bank this Guaranty Agreement.

NOW, THEREFORE,  in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to  induce  Bank to make the loan  contemplated  by that  certain  Loan
Agreement  by and between  Customer  and Bank,  dated as of the date hereof (the
"Loan  Agreement"),  that certain  Consolidated,  Amended and  Restated  Renewal
Commercial Promissory Note by Customer in favor of Bank dated September 30, 2005 in the  original  principal  amount  of Three  Million  Forty  Thousand  Dollars
($3,040,000.00)  (the "Note") and the documents  ancillary to the Loan Agreement
(together with the Note and the Loan Agreement, the "Loan Documents",  which may be in a written or tangible medium,  electronic  medium or some other medium and include all renewals, extensions,  amendments,  modifications,  replacements and substitutions thereof and therefor) and to otherwise extend the credit requested by Customer under the Loan Documents,  Guarantor jointly and severally,  if more than  one,  hereby  absolutely  and  unconditionally  guarantees  to  Bank,  its
successors  and  assigns:   (1)  the  punctual  payment  when  due  (whether  by
acceleration or otherwise) of all outstanding  principal under the Note or other
instrument,   chattel  paper,  account,  payment  intangible  or  other  general intangible,  agreement or other evidence of the indebtedness  incurred under the
Note to Bank,  together  with all due and unpaid  interest  (to include  default interest),  finance  charges,  late  payment  fees and other  fees and  charges, prepayment premiums and all costs and expenses (to include reasonable attorneys'
fees and fees of legal  assistants,  reasonable fees of accountants  appraisers, adjusters,  engineers,  surveyors or other professionals employed or retained by and on behalf of Bank,  incurred  in  connection  with the Loan  Documents,  and intangible  personal property taxes,  documentary stamp taxes,  excise taxes and other similar taxes) payable and to be payable  thereunder,  and incurred and to be incurred in connection therewith; (2) the punctual payment by Customer of all of their  Obligations  under  the other  Loan  Documents;  and (3) the  punctual payment of any and all sums advanced and paid by Bank, at its option,  under the
Loan  Documents,  including,  but not limited to, sums advanced and paid by Bank for taxes and  insurance  premiums and sums advanced and paid by Bank to protect any  collateral  and  other  security  given for said  indebtedness  (all of the
foregoing,   including,  without  limitation,  the  principal,  interest,  fees, charges,  premiums and costs and expenses under the Loan  Agreement,  Customer's and other persons'  covenants,  agreements and obligations and the sums advanced and paid by the Bank,  being  hereinafter  collectively  terms  "Obligations  of
Customer");  provided,  however,  that the maximum  liability of Guarantor under this  Guaranty  Agreement,  at any one time  outstanding,  shall not  exceed the original  principal  amount of the Note  plus all due and  unpaid  interest  (to include default  interest),  finance charges,  late payment fees, and other fees and  charges,  prepayment  premiums,  all costs and  expenses due and payable by
Customer in connection with the Obligations of Customer.

In order to implement  the  foregoing  and as  additional  inducements  to Bank,
Guarantor further covenants and agrees:

Section  1.  GUARANTY  OF  PAYMENT.   This  guaranty  is  and  shall  remain  an
unconditional  guaranty  of  payment  and  performance  and  not a  guaranty  of

collection,   shall  remain  in  full  force  and  effect  irrespective  of  any interruption  in the business and other  dealings and relations of Customer with
Bank  and  shall  apply  to and  guarantee  the due  and  punctual  payment  and performance  of all  Obligations  of  Customer  due by  Customer  to Bank and as
otherwise  provided herein.  To that end,  Guarantor hereby expressly waives (1)
any right to require Bank to bring any action against Customer, (2) any right to require  Bank to bring any action  against  any other  person,  (3) any right to require  Bank to recover from any  collateral  and other  security,  and (4) any right to  require  Bank to  recover  from any  balance  of any  deposit or other account on the books of Bank in favor of  Customer or any other  person  through set-off,  recoupment or otherwise;  and,  without limiting the generality of the foregoing,  Guarantor  herewith  expressly waives any right Guarantor  otherwise might have or might have had under the  provisions  of the Florida  Statutes and laws to require Bank to attempt to recover against  Customer and to realize upon any  collateral  and other  security  which  Bank holds for the  Obligations  of
Customer.  Any  Guarantor,  by a  written  notice,  delivered  personally  to or received by certified or registered United States Mail by an authorized  officer of Bank in the Bank's  Loan  Servicing  Center (or  successor  thereto),  at the address of Bank first above  given,  or any  subsequent  address of Bank (as set forth in any written  notice to Guarantor of such address  change) may terminate its guaranty  hereunder with respect to only those Obligations of Customer which arise more than thirty (30)  business  days after the date on which such written notice is so delivered to or received by said Bank officer.  Such written notice of  termination  shall be the sole and  exclusive  method  of  terminating  this
guaranty  as  to  future  Obligations  of  Customer  and  notwithstanding   such
termination,  this Guaranty  Agreement and the guaranty  created  hereby and all security given for this guaranty or the  Obligations of Customer shall remain in full force and effect as to all  Obligations of Customer  incurred,  existing or arising in any manner prior to such termination,  including, without limitation, all Obligations of Customer arising under loan commitments  which exist prior to such  termination,  all  Obligations  of  Customer  under  lines of  credit  and revolving  lines  of  credit  for  advances  prior  to  or  subsequent  to  such termination and all Obligations of Customer  arising from renewals,  extensions, replacements,  substitutions, amendments and modifications of the Obligations of
Customer,  in whole or in part,  whether any of the  foregoing  are made with or without  notice  to  Guarantor  before  or  after  the  effective  date  of such termination.

Section 2. GUARANTIES NOT DEPENDENT.  The obligation of any Guarantor  executing this  Guaranty  Agreement  is not and the same shall not be  dependent  upon the subsequent  execution  hereof by any  other  person.  And,  the  termination  of guaranty by one or more Guarantors, or the release,  settlement or compromise by
Bank from time to time and at any  number of times  with  respect  to any one or more Guarantors, shall not affect the obligations and liability of the remaining
Guarantors  hereunder,  and  as  to  the  remaining  Guarantors,  this  Guaranty
Agreement  shall  continue  in  effect as if such  Guarantors  had been the only
Guarantors executing this Guaranty Agreement.

Section 3. GUARANTY NOT DIMINISHED BY BANK'S ACTIONS.

     3.1. FAILURE TO PERFECT LIENS.  Guarantor agrees that Guarantor's liability hereunder  shall not be diminished by any failure on the part of Bank to perfect and continue  perfection  of (by filing,  recording or  otherwise)  any lien and security  interest it may now have or hereafter acquire in any property securing this Guaranty Agreement or the Obligations of Customer.

     3.2.  RELEASE OR SURRENDER OF RIGHTS.  Guarantor  covenants and agrees that
Bank may at any time, and from time to time, in its sole discretion, do or cause to be done any one or more of the  following:  (1) renew,  extend and  otherwise change  the  time,  manner,  place and  terms of  payment  of any and all of the
Obligations of Customer,  and otherwise modify the Obligations of Customer;  (2)
grant  indulgences  generally from time to time to Customer and any other person liable for the Obligations of Customer; (3) exchange,  release and surrender any and all of the  collateral and other  security,  or any part thereof or interest therein,  by whomsoever  deposited,  given or made, which is or may hereafter be held by Bank or others  on its  behalf,  or in which it has a lien and  security interest in connection  with any and all of the  Obligations of Customer and any liabilities  and  obligations  of Guarantor  hereunder;  (4) sell and  otherwise dispose of, and purchase all or parts of, or interests in, such  collateral  and other  security at public and  private  sale,  or to or through  any  securities intermediary  or other  person,  and after  deducting  all costs and expenses of every kind for  collection,  preparation  for sale,  sale and delivery,  the net proceeds of any such sales and other  dispositions may be applied by Bank toward payment and  satisfaction of the Obligations of Customer,  in such order as Bank in its discretion  may elect,  or in such order as Bank may be required to apply the proceeds under  applicable law - if applicable law directs a specific manner of application of proceeds; or (5) settle and compromise with the Customer,  any insurance  carrier  and any  other  person  liable  thereon,  any and all of the

Obligations of Customer,  or subordinate the payment of all and any part of same to the  payment of any other  debts and claims  which may at any time be due and owing to Bank or any other  persons,  all in such  manner and upon such terms as
Bank may deem proper or desirable,  and without notice to or further assent from
Guarantor,  it being  agreed that  Guarantor  shall be and remain  bound by this
Guaranty  Agreement  irrespective  of the existence,  value and condition of any collateral  and other  security,  or the  impairment of any collateral and other security  (to  include,  without  limitation,  impairment  due to any failure to perfect or continue  perfection of a lien and a security  interest and any other act or inaction by Bank or other persons relative to the  administration of this
Guaranty  Agreement,  the  Obligations  of Customer and any collateral and other security),  or the unenforceability of any of the Obligations of Customer or the
discharge and release of Customer from  liability for any of the  Obligations of
Customer and notwithstanding any such change, exchange, settlement,  compromise, surrender,  release,  failure to perfect or continue perfection and other act or inaction relative to administration,  sale and other  disposition,  application, renewal or extension and  notwithstanding  also that the Obligations of Customer may at any time exceed the aggregate  principal sum  hereinabove  prescribed (if any such limiting sum appears).  If Bank should request  Guarantor to consent to any of the  foregoing,  such request by Bank or consent by  Guarantor  shall not constitute a waiver by Bank of the  provisions of this Section which permit such actions without Guarantor's consent, nor of any other provision of this Guaranty
Agreement  relating to acts and  inactions  of Bank and such  request or consent shall not  create a course of  dealing  between  Bank and  Guarantor  that would require  the  consent  of  Guarantor  to  any of the  foregoing  in the  future.
Furthermore,  this  Guaranty  Agreement  shall not be  construed  to impose  any obligation  on Bank to extend or continue to extend  credit,  to otherwise  deal with  Customer at any time,  or to take or refrain from taking any acts relative to the  administration  of any of the Obligations of Customer and any collateral and other security for the Obligations of Customer or this Guaranty Agreement.

     3.3.  WAIVER OF DEFAULT;  FORBEARANCE.  No waiver by Bank of any default by
Guarantor or  Customer,  or  forbearance  with respect to any default by either, shall  operate  as a waiver of any other  default  or of the same  default  on a future  occasion - or require  the  forbearance  with  respect  thereto - and no waiver or  forbearance  by Bank shall  limit  Guarantor's  liability  under this
Guaranty  Agreement or negatively affect the validity and enforceability of this
Guaranty Agreement in accordance with its stated terms.

Section 4. SET-OFF; APPLICATION OF PAYMENTS; SECURITY.

     4.1. SET-OFF ON SERVICE OF PROCESS.  If any process is issued or ordered to be served  upon  Bank,  seeking to seize  Customer's  or  Guarantor's  rights or interests in any deposit  account,  such deposit account shall be deemed to have been and shall be set-off  against  any and all  Obligations  of Customer or all obligations and  liabilities of Guarantor  hereunder,  as applicable,  as of the time of the  issuance  of any such writ or  process,  whether  or not  Customer,
Guarantor or Bank shall then have been served with notice thereof.

     4.2.  APPLICATION OF MONEYS AND OTHER VALUE. All moneys and other things of value  available to and received by Bank for  application  toward payment of (or reduction  of)  the  Obligations  of  Customer  may be  applied  by Bank to such individual  debts,  liabilities,  obligations  and  claims in such  manner,  and apportioned in such amounts and at such times, as Bank, in its sole  discretion, may deem  suitable  or  desirable,  or in such order as Bank may be  required to apply the money or other things of value under  applicable  law - if  applicable law directs a specific manner of application.

     4.3. SECURITY; SET-OFF. Where any obligation of Guarantor is due and unpaid
Bank hereunder,  Bank is herewith authorized to exercise its right of set-off or
"bank  lien" as to any  demand,  checking,  time,  savings,  and  other  deposit accounts of any nature  maintained in and with it by Guarantor,  without advance notice. Such right of set-off shall also be applicable and exercised by Bank, in its sole  discretion,  where Bank is indebted to any  Guarantor by reason of any certificate of deposit, bond, instrument or otherwise.  Bank also is granted and shall otherwise have recoupment  rights and may exercise such recoupment  rights where any obligation of Guarantor is due and unpaid to Bank hereunder.

Section 5.  FINANCIAL  INFORMATION  OF GUARANTOR;  BANK'S  RECORDS  CONTROLLING.
Guarantor  shall  furnish  Bank with the  following  financial  statements:  (i)
audited, annual financial statements of Guarantor within 90 days of the close of

Guarantor's  fiscal  year,  with no  limitations  of scope  and  prepared  by an independent  certified public accountant  acceptable to Bank; and (ii) quarterly financial  statements,  certified by an officer of Guarantor to be true, correct and stated on a basis  consistent  with the  annual  statements  required  to be supplied by Guarantor to Bank.

Any  statement  of account or records  that bind the  Customer  shall be binding against the Guarantor and the records of Bank  maintained in the ordinary course of its business with respect to the  Obligations of Customer shall be binding on
Guarantor in all respects,  including, without limitation, the extent and nature of the  Obligations  of Customer and the  liabilities  of  Guarantor  under this
Guaranty Agreement.

Section 6. CUSTOMER'S ORGANIZATION STATUS.

     6.1. AUTHORITY OF CUSTOMER'S OFFICERS AND EMPLOYEES.  If Customer is not an
individual but a registered  organization  or other form of  organization,  this
Guaranty  Agreement covers all Obligations of Customer  purporting to be created or undertaken  on behalf of such  organization  by any one or more  shareholder, director,  officer,  executive,  employee,  partner, manager, member or agent of such  organization,  without regard to the actual  authority of any such person, whether or not organization  resolutions,  proper or otherwise, are given by any
Customer to Bank,  and whether or not such purported  organizations  are legally chartered, registered or organized.

     6.2.  CHANGE IN LEGAL STATUS.  In the event of a change in, or amendment or modification  of the legal status or existence of the  Customer,  this  Guaranty
Agreement  shall continue and shall also cover the  indebtedness of the Customer under the new or amended status,  according to the terms hereof guaranteeing the obligations of the original Customer.

Section 7. GUARANTOR'S WAIVER OF RIGHTS.

     7.1. INTENTIONALLY OMITTED.

     7.2. REINSTATEMENT OF OBLIGATIONS OF CUSTOMER. Guarantor agrees that in the event any judgment or any court order or any  administrative  order for turnover or recovery is entered against Bank (whether by consent, compromise,  settlement or otherwise)  for, or Bank is required or agrees to repay (1) the amount of any monetary payment or transfer of any property  (whether real,  personal or mixed, tangible or  intangible,  or the value  thereof) made to Bank by or on behalf of the Customer or Guarantor for credit to the Obligations of Customer,  or (2) the amount  of  any  set-off  or  recoupment  exercised  by  Bank  and  credited  to
Obligations  of  Customer,  then in such  event (and  notwithstanding  the prior discharge  or  satisfaction  in  whole or in part of any or all  Obligations  of
Customer due Bank or the written or stamped notation of  cancellation,  release, or  satisfaction  affixed  to  this  Guaranty  Agreement  or any  instrument  of indebtedness  evidencing the Obligations of Customer, or any prior notice of the termination  of this  Guaranty  Agreement as to future  debts of  Customer)  the amount or value of any such payments, property, set-off and recoupment recovered from Bank  shall be deemed  to be  Obligations  of  Customer  and this  Guaranty
Agreement and the  liabilities  of Guarantor  hereunder  shall be  automatically revived and reinstated and shall continue and remain in full force and effect as to the same,  together with  interest  thereon from date of recovery at the rate applicable to the Obligations of Customer to which any such payments,  transfers and set-off were credited,  costs of court,  and the reasonable  attorneys' fees incurred by Bank in connection therewith.

     7.3.  WAIVER OF  SUBROGATION.  Until payment in full of the  Obligations of
Customer,  Guarantor  expressly  waives,  for Bank's  benefit and the benefit of
Customer and any other  guarantor,  maker,  endorser,  obligor and debtor on the
Obligations of Customer,  any and all rights of recourse against  Customer,  and any other guarantor,  maker, endorser,  obligor and debtor on the Obligations of
Customer,  and property and assets of the same,  arising out of any payment made
under  or  pursuant  to  this  Guaranty   Agreement,   including  any  claim  of
subrogation,   reimbursement,   exoneration,  contribution  and  indemnity  that
Guarantor may have against the Customer,  any other guarantor,  maker, endorser, obligor and debtor on the Obligations of Customer. Guarantor will not enter into any contract or agreement in violation of the  provisions  hereinabove,  and any such purported contract or agreement shall be void ab initio.

Section 8. EVENTS OF DEFAULT; REMEDIES.

     8.1.  EVENTS OF DEFAULT.  Guarantor shall be in default under this Guaranty
Agreement upon the happening of any of the following  events,  circumstances and conditions,  or the occurrence of an event which, with the giving of notice or a lapse of time, or both, would become an event of default hereunder, to wit:

               (a) default, beyond any applicable cure period, in the payment or performance of any of the Obligations of Customer whether now existing or hereafter arising;

               (b) any warranty,  representation or statement made or furnished, or hereafter  made or furnished,  to Bank or others for the benefit of
          Bank, by or on behalf of Guarantor,  in connection  with this Guaranty
          Agreement,  or to induce Bank to extend credit or deal with  Guarantor or otherwise with respect to the  Obligations  of Customer  proving to have been false or  inaccurate  in any  material  respect when made or furnished;  and

               (c) insolvency,  business failure,  appointment of a receiver for any part of the property of,  assignment  for the benefit of creditors by, or the  commencement of any proceeding  under any state or federal bankruptcy or insolvency laws by or against Guarantor.

     8.2.  REMEDIES.  Upon  the  occurrence  of  any of  the  foregoing  events, circumstances or conditions of default set forth in SECTION 8.1 above, at Bank's option, all of the obligations  evidenced and created in this Guaranty Agreement and secured or guaranteed  hereby shall  immediately be due and payable  without demand or notice.  Furthermore,  whether or not Bank  accelerates  the aforesaid obligations because of the occurrence of an event of default, Bank may exercise, and cause to be  exercised  by  others  on its  behalf,  all of the  rights  and remedies  granted  hereunder that may be exercisable by Bank upon the occurrence of an event of  default,  all of the rights or  remedies  of a secured  party or holder-in-due course under the Uniform Commercial Code in the jurisdiction whose laws govern this Guaranty Agreement, as the same is in effect from time to time, and all rights and remedies  otherwise afforded in law and in equity under other laws of the aforementioned jurisdiction.

Section 9. MISCELLANEOUS.

     9.1.  NO EFFECT  ON OTHER  GUARANTIES.  This  Guaranty  Agreement  does not terminate,  cancel, supersede,  renew or substitute for any existing guaranty or other supporting obligation to Bank by any Guarantor,  unless expressly provided herein,  and the execution and delivery  hereafter to Bank by any Guarantor of a new  guaranty  and other  supporting  obligation  shall not  terminate,  cancel, supersede,  or be a renewal or substitution for this Guaranty Agreement,  unless expressly provided therein, and all rights and remedies of Bank hereunder, under any other existing guaranty agreement and other supporting obligation, and under any guaranty agreement and other supporting  obligation  hereafter given to Bank by any Guarantor shall be cumulative and may be enforced  singly,  successively, alternately and concurrently.

     9.2. NO RELIANCE BY GUARANTOR  ON BANK.  Guarantor  warrants and  covenants that Guarantor has made such inquiries as Guarantor  deems necessary in order to ascertain the financial condition of Customer, and has, in fact, ascertained the financial condition of Customer and is satisfied with such financial  condition, that  Guarantor  has  adequate  means to obtain from  Customer,  on a continuing basis,  information  concerning  the financial  condition of Customer,  and that
Guarantor  has  not  relied,  and  will  not  rely,  on  Bank  to  provide  such information, now or in the future. The relationship of Bank to Guarantor is that of a  creditor  to an  obligor  or debtor;  and in  furtherance  thereof  and in explanation thereof,  Bank has no fiduciary,  trust,  guardian,  representative, partnership,  joint venturer or other similar  relationship to or with Guarantor and no such  relationship  shall  be  drawn or  implied  from (1) this  Guaranty
Agreement and any security  documents relative to this Guaranty  Agreement,  (2)
the  Obligations of Customer and any of the Loan Documents and (3) any of Bank's
actions or inactions hereunder or thereunder,  or with respect hereto or thereto
- and,  Bank has no  obligation  to Guarantor  and any other person  relative to administration of the Obligations of Customer, the Loan Documents, this Guaranty
Agreement and any collateral and other security for any of the foregoing, or any part or parts thereof or interests therein.

     9.3. CREDIT  INVESTIGATIONS;  SHARING OF  INFORMATION.  Bank is irrevocably authorized  by Guarantor to make or have made such credit  investigations  as it deems  appropriate  to  evaluate  Guarantor's  credit,  personal  and  financial standing and  employment,  and Guarantor  authorizes Bank to share with consumer reporting  agencies and  creditors  its  experiences  with  Guarantor  and other information in Bank's possession relative to Guarantor.  Bank shall not have any obligation or responsibility to do any one or more of the following: (1) protect or preserve any collateral and other security given or to be given in connection herewith  against the rights of third persons  having an interest  therein;  (2)
provide  information to third persons  relative to the  Obligations of Customer,
Bank's liens or security  interests in any collateral and other  security,  this
Guaranty  Agreement or otherwise with respect to Guarantor;  or (3)  subordinate its security  interests in any collateral and other security to the interests of any  third  persons  or to  enter  into  control  agreements  relative  to  such collateral and other security.

     9.4. MAINTENANCE OF RECORDS BY BANK. Bank is authorized to maintain,  store and otherwise retain this Guaranty  Agreement,  any separate security  documents and other  agreements  executed and delivered or to be executed and delivered by
Guarantor and others on Guarantor's behalf to Bank in their original,  inscribed tangible form or a record thereof in an electronic medium or other  non-tangible medium which  permits such record to be retrieved in a perceivable  form;  and a record of this Guaranty  Agreement and such other  documents and agreements in a non-tangible  medium which is  retrievable  in a  perceivable  form shall be the agreement of Guarantor and others on Guarantor's  behalf, as applicable,  to the same  extent  as if  this  Guaranty  Agreement  and  such  other  documents  and agreements were in their original,  inscribed  tangible medium and such a record
shall  be  binding  on  and  enforceable   against  Guarantor  and  such  others
notwithstanding  the same are in a  non-tangible  form and  notwithstanding  the signatures of the signatories thereof are electronic,  typed, printed,  computer generated, facsimiles or other reproductions, representations or forms.

     9.5. INTENTIONALLY OMITTED.

     9.6. DOCUMENTARY AND INTANGIBLES TAXES. To the extent not prohibited by law and notwithstanding  who is liable for payment of the taxes and fees,  Guarantor shall pay, on Bank's demand, all intangible personal property taxes, documentary stamp taxes, excise taxes and other similar taxes assessed,  charged or required to be paid in connection with this Guaranty Agreement.

     9.7.  PAYMENT OF EXPENSES.  Without  limiting  any other  provision of this
Guaranty  Agreement  relating  to  Guarantor's  payment  of costs  and  expenses incurred by and on behalf of Bank, but in addition thereto,  Guarantor shall pay to Bank on demand  any and all  costs  and  expenses  of  collection,  including reasonable  attorneys'  fees after  default  and, if  applicable  law  prohibits payment of  attorneys'  fees when  collection  is through an  attorney  who is a salaried  employee of Bank,  referral to an attorney not a salaried  employee of
Bank.  Guarantor shall also pay all cost and expenses incurred or paid by and on behalf of Bank in protecting  its interest in any  collateral and other security securing this Guaranty  Agreement  and in enforcing  and  protecting  its rights hereunder.  All of the foregoing  costs and expenses shall be paid with interest thereon at the contract rate at which interest  accrues from time to time on the
Obligations of Customer - or if interest  accrues at different  contract  rates, any one of the contract rates at which interest  accrues as selected by Bank, in its sole  discretion,  which rate may be fixed or variable - from the earlier of the date  paid,  incurred  or on which  they  become  due until  such  costs and expenses are paid by Guarantor.  All sums so paid and expended by Bank,  and the interest  thereon,  shall be added to the amounts  payable  under this  Guaranty
Agreement.

     9.8. WAIVER OF NOTICE AND PRESENTMENT; DEFENSES. Guarantor hereby waives to the  extent  permitted  by law:  (1)  notice  of  acceptance  of  this  Guaranty
Agreement;  (2)  notice of  extensions  of credit  and  continuations  of credit extensions  to Customer by Bank;  (3) notice of  entering  into and  engaging in business  transactions  and  contractual  relationships  and any other  dealings between  Customer and Bank; (4) presentment and demand for payment of any of the
Obligations  of  Customer;  (5)  protest  and notice of  dishonor  or default to
Guarantor  and to any other  person with  respect to any of the  Obligations  of
Customer  and with respect to any security  therefor;  (6) all other  notices to which Guarantor  might  otherwise be entitled;  (7) any demand for payment under this Guaranty  Agreement;  (8) any defense of any kind which the Customer  might have; and (9) application of any other defenses available to Guarantor.

     9.9. JURY, VENUE, JURISDICTION.  This Guaranty Agreement shall be deemed to have been  executed and  delivered in the State of Florida,  regardless of where the  signatories  may be located  at the time of  execution,  and this  Guaranty
Agreement  shall be governed by and construed in accordance with the substantive laws of such jurisdiction, excluding, however, the conflict of law and choice of law provisions thereof.  Grantor: (a) TO THE EXTENT PERMITTED BY LAW, WAIVES ANY
RIGHT TO A TRIAL BY JURY IN ANY ACTION  ARISING FROM OR RELATED TO THIS GUARANTY
AGREEMENT OR ANY OF THE OBLIGATIONS OF Customer;  (b) irrevocably submits to the jurisdiction of either (1) the state courts of the jurisdiction identified above in this Section or (2) a United States  District Court for any federal  district in such  jurisdiction  over any action or proceeding  arising from or related to this  Guaranty  Agreement  or  any of  the  Obligations  of  Customer;  and  (c)
irrevocably  waives,  to the fullest extent  Grantor may  effectively do so, the defense of improper  venue or an  inconvenient  forum to the  maintenance of any such action or proceeding. Nothing in this Section shall affect or impair Bank's right to serve legal  process in any manner  permitted by law or Bank's right to bring any action or proceeding against Guarantor or Guarantor's  property in the courts of any other jurisdiction.

     9.10. NO USURY; NO ILLEGAL  PROVISIONS.  Anything  contained  herein to the contrary  notwithstanding,  if for any reason the effective  rate of interest on any of the  Obligations of Customer  should exceed the maximum  lawful  contract rate,  the effective  rate of such  obligations  shall be deemed  reduced to and shall be such maximum lawful contract rate. Any sums of interest which have been collected in excess of such maximum  lawful  contract rate shall be applied,  at
Bank's election - if permitted by applicable law, as a credit against the unpaid principal balance due on the Obligations of Customer, or hereunder,  or returned to the person who paid the interest  that exceeded the maximum  lawful  contract rate.  Wherever  possible  each  provision of this Guaranty  Agreement  shall be interpreted  in such manner as to be effective and valid under  applicable  law, but if any provision of this Guaranty  Agreement  shall be prohibited or invalid under  such law,  such  provision  shall be  ineffective  to the  extent of such prohibition or invalidity  without  invalidating the remainder of such provision or the remaining provisions of this Guaranty Agreement

     9.11.  JOINT AND SEVERAL  LIABILITY;  USE OF TERMS. If more than one person has signed this  Guaranty  Agreement,  such  parties  are jointly and  severally obligated hereunder. Further, (1) words in the masculine gender mean and include correlative  words of the feminine and neuter  genders and words  importing  the singular  numbered meaning include the plural number,  and vice versa; (2) words importing persons include firms, companies,  associations, general partnerships, limited partnerships,  limited liability partnerships, limited liability limited partnerships, limited liability companies, trusts, business trusts, corporations and other  organizations,  including public and quasi-public  bodies, as well as individuals;  (3) as the  context  requires,  the  word  "and"  may have a joint meaning or a several meaning and the word "or" may have an inclusive  meaning or an exclusive meaning; (4) the term "Guarantor", as used herein, shall (if signed by more than one person) mean the  "Guarantors  and each of them";  (5) the term
"subsidiary"  means any registered  organization or other  organization  (i) the majority (by number of votes) of the outstanding voting interests of which is at the  time  owned or  controlled  by  Guarantor  or  Customer,  or by one or more
Subsidiaries of Guarantor or Customer,  or Guarantor or Customer and one or more
Subsidiaries of Guarantor or Customer, or (ii) otherwise controlled by or within the control of Guarantor,  Customer or any Subsidiary of either;  (6) terms used in this Guaranty  Agreement  which are not defined herein shall have the meaning ascribed  thereto in the Uniform  Commercial Code in effect from time to time in the jurisdiction whose laws govern this Guaranty  Agreement;  (7) all references to  "Guaranty  Agreement"  mean  this  Guaranty  Agreement  and all  amendments, modifications,  renewals, extensions, replacements and substitutions thereof and therefor; and (8) this Guaranty Agreement shall not be applied,  interpreted and construed  more strictly  against a person  because that person or that person's attorney drafted this Guaranty Agreement.

     9.12. SUCCESSORS AND ASSIGNS. This Guaranty Agreement shall be binding upon
Guarantor, and the heirs, executors,  administrators,  successors and assigns of
Guarantor; it shall inure to the benefit of, and be enforceable by Bank, and its successors,  transferees and assigns;  and Guarantor  waives and will not assert against any transferee or assignee any claims, defenses,  set-offs and rights of recoupment  which  Guarantor  could assert against Bank,  except  defenses which
Guarantor cannot waive. The death of Guarantor shall not terminate any liability hereunder. This Guaranty Agreement shall remain in force after Guarantor's death until  written  notice  of  termination,  sent  by  a  legal  representative  of
Guarantor,  is  received  by Bank as set  forth  in  SECTION  1 above  and  such termination shall be limited as provided in SECTION 1 above.

     9.13.  ENTIRE  AGREEMENT.  This Guaranty  Agreement  constitutes the entire agreement  between the Guarantor and Bank with respect to this guaranty,  and no waivers  and  modifications  shall be valid  unless they are in writing and duly executed by the party to be charged thereby,  and further expressly  approved in writing by an authorized officer of Bank in the Bank's Loan Servicing Center (or successor thereto). Notwithstanding the foregoing, in the event any provision of this Guaranty  Agreement  should be left blank or incomplete,  Guarantor  hereby authorizes and empowers Bank to supply and complete the necessary information to complete or fill in the blank  provision and Bank,  or any other holder  hereof, may correct patent errors in this Guaranty Agreement.

     9.14. TIME OF ESSENCE;  NOTICES. TIME IS OF THE ESSENCE UNDER THIS GUARANTY
AGREEMENT. All notices, certificates and other communications hereunder shall be deemed  given  five (5) days after  mailing by  registered  or  certified  mail, postage prepaid, return receipt requested,  addressed to the addresses set forth herein.  Guarantor and Bank may, by written notice given hereunder,  designate a different  address  where  communications  should be sent.  Bank may direct,  by notice to Guarantor,  that notices,  requests and other  communications shall be sent electronically or in some other non-tangible medium.

     9.15. GUARANTOR'S ACKNOWLEDGMENT. Guarantor acknowledges that Guarantor has read this Guaranty and fully understands the rights granted to Bank herein,  and the waiver of rights of Guarantor.  Guarantor further  acknowledges that each of the terms contained herein is a material  inducement to Bank to extend credit to the  Customer  and is  necessary  in order  for the Bank to  fully  realize  the benefits of Bank's  bargained  for  agreement  with the Customer and  Guarantor.
Guarantor:  (1)  represents to Bank the  information  contained in this Guaranty
Agreement is true,  accurate and correct;  (2) agrees to promptly notify Bank in writing of any changes therein and any inaccuracies  thereto,  such notification to be addressed to Bank at Bank's address set forth herein; and (3) acknowledges that Bank is relying upon the information  being complete,  accurate and correct and that Bank is under no obligation to make an independent  investigation  with respect to the accuracy and correctness  thereof and has not made an independent investigation regarding same.

     9.16. AML REPRESENTATIONS,  WARRANTIES AND COVENANTS.  Guarantor represents
and  warrants  to  Bank  as  follows,   and  acknowledges   that  the  following
representations   and  warranties  shall  be  continuing   representations   and
warranties from Guarantor to Bank:

(a) Guarantor is and shall remain in compliance  with the Trading with the Enemy
Act,  as amended,  and each of the foreign  assets  control  regulations  of the
United States  Treasury  Department (31 CFR,  Subtitle B, Chapter V, as amended)
and any other enabling  legislation,  regulations or executive  orders  relating thereto,  and the Uniting and  Strengthening  America By  Providing  Appropriate
Tools  Required To  Intercept  and  Obstruct  Terrorism  Act (USA Patriot Act of
2001), as amended, and any other enabling legislation,  regulations or executive orders relating thereto;

(b) Guarantor is and shall remain in compliance with 31 U.S.C., Section 5313, as amended,  31  C.F.R.  Section  103.22,  as  amended,  and  any  similar  laws or regulations  involving currency  transaction reports or disclosures  relating to transactions  in  currency  of more than  $10,000.00,  or of more than any other minimum amount specified by any laws or regulations; and

(c)  Guarantor  (i) is not a person  whose  property  or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of
September 23, 2001 Blocking  Property and Prohibiting  Transactions With Persons
Who  Commit,  Threaten  to Commit,  or Support  Terrorism  (66 Fed.  Reg.  49079
(2001)),  (ii) does not engage in any  dealings or  transactions  prohibited  by
Section 2 of such executive  order,  or are otherwise  associated  with any such person in any  manner  violative  of  Section 2, or (iii) is not a person on the list of Specially  Designated  Nationals  and Blocked  Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order.

Guarantor  covenants  and agrees with Bank that no part of any loan  proceeds or advances,  and no part of any other  amounts or sums  derived  from any property which secures  repayment of such loan proceeds or advances,  including,  without limitation, any accounts, payment intangibles,  money, rents, issues or profits, will be used,  directly or  indirectly,  for any  payments  to any  governmental official or employee,  political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

                         (SIGNATURES ON FOLLOWING PAGES)

The  undersigned  has executed  this  Guaranty  Agreement as of the day and year first above stated.

LYNCH CORPORATION,
an Indiana corporation

By: /s/ John C. Ferrara
    ------------------------------------
Print Name:  John C. Ferrara
Title:       President

                                       10

                                    EXHIBIT A
                                    ATTACHED
                                       TO
                        UNCONDITIONAL GUARANTY AGREEMENT
                                  (Single Loan)

Description  of Security  Documents  (List or describe  agreements and documents that secure this Guaranty Agreement): None

                                       11